Exhibit 10.1

EXECUTION VERSION

COMMITMENT INCREASE AGREEMENT

March 23, 2016

Goldman Sachs Bank USA, as Administrative Agent
(the “Administrative Agent”) for the Lenders party to the
Credit Agreement referred to below

6011 Connection Drive
Irving, Texas 75039

Ladies and Gentlemen:

We refer to the $95,000,000 Senior Secured Revolving Credit Agreement dated as of June 4, 2014 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among New Mountain Finance Corporation (the “Borrower”), the Lenders party thereto, Goldman Sachs Bank USA, as Administrative Agent for said Lenders and as Syndication Agent. You have advised us that the Borrower has requested in a letter dated March 18, 2016 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Multicurrency Commitments be increased by a total amount equal to $15,000,000 (the “Commitment Increase”), for a total facility size of $110,000,000, on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.08(e) of the Credit Agreement, the Increasing Lender set forth on Schedule I hereto under the heading “Increasing Lender” hereby agrees to increase its existing Multicurrency Commitment by the amount set forth opposite the name of the Increasing Lender in Schedule I hereto, such additional Multicurrency Commitment to be effective as of March 23, 2016 (the “Commitment Increase Date”); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Commitment Increase Date, in substantially the form of Exhibit I hereto and the Increasing Lender shall have received its upfront fee set forth on Schedule I.

B. Confirmation of Increasing Lender. The Increasing Lender agrees that from and after the Commitment Increase Date, its additional commitment set forth opposite the Increasing Lender’s name in Schedule I hereto shall be included in its Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.

[Signature pages follow]

Very truly yours,

INCREASING LENDER

GOLDMAN SACHS BANK USA

By: /s/ Ryan Durkin_____________________
Name: Ryan Durkin
Title: Authorized Signatory

Accepted and agreed:

NEW MOUNTAIN FINANCE CORPORATION

By:_/s/ John R. Kline_____________________________
Name: John R. Kline
Title: Executive Vice President and
         Chief Operating Officer

Acknowledged:
GOLDMAN SACHS BANK USA,
as Administrative Agent and Issuing Bank

By:_/s/ Douglas Tansey____________________________
Name: Douglas Tansey
Title: Authorized Signatory

SCHEDULE I

Increasing Lender	Commitment	Upfront Fee
Goldman Sachs Bank USA	$15,000,000 (Multicurrency)	$37,500

EXHIBIT I

FORM OF OFFICER’S CERTIFICATE

March 23, 2016

Goldman Sachs Bank USA, as Administrative Agent
(the “Administrative Agent”) for the Lenders party to the
Credit Agreement referred to below

6011 Connection Drive
Irving, Texas 75039

Ladies and Gentlemen:

On behalf of New Mountain Finance Corporation (the “Borrower”), I, John R. Kline, Executive Vice President and Chief Operating Officer of the Borrower, refer to the $95,000,000 Senior Secured Revolving Credit Agreement dated as of June 4, 2014 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the Borrower, the Lenders party thereto, Goldman Sachs Bank USA, as Administrative Agent for said Lenders and as Syndication Agent. I also refer to the letter dated March 18, 2016 (the “Increase Request”) from the Borrower to the Administrative Agent, requesting that the aggregate amount of the Multicurrency Commitments be increased by a total amount equal to $15,000,000, for a total facility size of $110,000,000, on the Commitment Increase Date (as defined in the Increase Request).

With respect to the Increase Request, I hereby certify in my capacity as an authorized officer of the Borrower that each of the conditions to the related Commitment Increase set forth in Sections 2.08(e)(i)(D) and (E) of the Credit Agreement have been satisfied as of the date hereof.

Very truly yours,

___________________________
Name: John R. Kline
Title: Executive Vice President and
    Chief Operating Officer